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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-48792) of IVG Corp. of our report dated April 12, 2001.


/s/ Wrinkle Gardner & Company, P.C.

Friendswood, Texas
November 8, 2001